Filed pursuant to Rule 497(a)
Registration No. 333-263258
Rule 482ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

Guidance	T + 185a (+/- 3)
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Issuer/Ticker	Main Street Capital Corp ( MAIN )
Tenor	3 Year
Guidance	T + 185a (+/- 3)
Ratings	S&P (Exp): BBB-/Stable
Fitch (Exp): BBB-/Stable
Format	SEC Registered
Ranking	Sr Unsecured Note
Total Size	USD 300MM (WNG)
Coupon Type	Fixed
Maturity Date	June 4, 2027
Issue Date	May 28, 2024
Settlement	T+5 (Jun 04, 2024)
Optional Redemption	Make Whole Call
Par Call: 1 month(s) prior to maturity
Cusip	56035LAJ3
ISIN	US56035LAJ35
Book Runner(s)	Active: TSI(B&D), JPM, RBCCM, SMBC
Use of Proceeds	Repay outstanding debt, including amounts outstanding under Credit Facilities
Denominations	2,000 x 1,000
Timing	Today's Business

----Disclaimers----
*Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

Investors are advised to carefully consider the investment objectives, risks, charges and expenses of Main Street Capital Corporation before investing. The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the preliminary prospectus supplement relating to this offering, together with the accompanying prospectus, filed with the SEC and other documents Main Street Capital Corporation has filed with the SEC for more complete information about Main Street Capital Corporation and this offering. The information in the preliminary prospectus supplement and the accompanying prospectus, and in this announcement, is not complete and may be changed.

You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, Main Street Capital Corporation, any underwriter or any dealer participating in the offering will arrange to send you the preliminary prospectus supplement if you request it by contacting Truist Securities, Inc., 303 Peachtree Street, Atlanta, Georgia, 30308, Attn: Prospectus Dept, telephone: 800-685-4786, or email: TruistSecurities.prospectus@Truist.com; J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179, Attn: Investment Grade Syndicate Desk, facsimile: 212-834-6081; RBC Capital Markets LLC, Attention: Investment Grade Syndicate Desk, Brookfield Place, 200 Vesey St., 8th Floor, New York, NY 10281, telephone: 866-375-6829, or e-mail: rbcnyfixedincomeprospectus@rbccm.com; or SMBC Nikko Securities America, Inc., 277 Park Avenue, New York, New York 10172, Attn: Debt Capital Markets, email: prospectus@smbcnikko-si.com;

The preliminary prospectus supplement, the accompanying prospectus and this announcement do not constitute offers to sell or the solicitation of offers to buy nor will there be any sale of the securities referred to in this announcement in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AFTER THIS MESSAGE ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR OTHER EMAIL SYSTEM.